UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 10, 2004
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                             SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)

         Connecticut                 0-24751                 06-1514263
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(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)           Identification No.)

 5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                          (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 C.F.R. 240.14d-2(b))


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[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 C.F.R. 240.13e-4(c))




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Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On September 10, 2004, Salisbury Bancorp, Inc. (the "Company") completed the acquisition of Canaan National Bancorp, Inc. ("Canaan") with and into the Company pursuant to the Agreement and Plan of Merger by and between the Company and Canaan (the "Merger Agreement"). Also on that date, the Canaan National Bank, a wholly-owned subsidiary of Canaan, merged with and into Salisbury Bank and Trust Company, a wholly-owned subsidiary of the Company ("Salisbury Bank").

     Pursuant  to the Merger  Agreement,  each  shareholder  of Canaan  received
1.3371 shares of common stock of the Company and $31.20 in cash for each share of Canaan common stock owned on September 10, 2004. Fractional shares of the Company's common stock were not issued but shareholders of Canaan were paid for fractional shares at a price of $41.06 per share of Company Common Stock.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Pursuant to the terms of the Merger Agreement, on September 10, 2004, Louis
E. Allyn, II and Robert S. Drucker, former directors of Canaan will serve as directors of the Company and Salisbury Bank. The committee assignments of these new directors will be addressed at a future meeting of the Salisbury Board.

Item 8.01. Other Events.

     On September 10, 2004, the Company issued a press release to announce the completion of the merger described in Item 2.01 above and the appointment directors described in Item 5.02 above. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

     The financial statements of Canaan required by this Item shall be filed for the periods specified in Rule 3-05(b) of Regulation S-X by amendment to this Form 8-K no later than November 26, 2004.

     (b)  Pro Forma Financial Information.

     The pro forma financial information required pursuant to Article 11 of Regulation S-X shall be filed by amendment to this Form 8-K no later than November 26, 2004.


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     (c)  Exhibits.

          99.1 Press release dated September 10, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: September 10, 2004                  SALISBURY BANCORP, INC.



                                           By: /s/ John F. Perotti
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                                               John F. Perotti, President and
                                               Chief Executive Officer


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                                  Exhibit Index
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99.1     Press Release dated September 10, 2004.


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